SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement


[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                  Appliance Recycling Centers of America, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      -------------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

      -------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

      -------------------------------------------------------------------------
      5)  Total fee paid:

      -------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      -------------------------------------------------------------------------
      2)  Form, Schedule or Registration Statement No.:

      -------------------------------------------------------------------------
      3)  Filing Party:

      -------------------------------------------------------------------------
      4)  Date Filed:

      -------------------------------------------------------------------------





                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                            7400 Excelsior Boulevard
                          Minneapolis, Minnesota 55426


                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 1997
                            ------------------------


TO THE SHAREHOLDERS OF
APPLIANCE RECYCLING CENTERS OF AMERICA, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Appliance Recycling Centers of America, Inc., a Minnesota corporation, will be held on Thursday, April 24, 1997, at 3:00 p.m. at the Radisson Plaza Hotel Minneapolis, 35 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

         1.       To elect four directors of the Company for the coming year.


         2. To approve an Amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock.


         3.       To ratify and approve the Company's 1997 Stock Option Plan.

         4. To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for fiscal year 1997.

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only holders of record of the Company's Common Stock at the close of business on March 14, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Each of you is invited and urged to attend the Annual Meeting in person if possible. Whether or not you are able to attend in person, you are requested to mark, date and sign the enclosed proxy and promptly return it in the envelope enclosed for your convenience.

                                       By Order of the Board of Directors



                                       Denis E. Grande, Secretary

March 24, 1997





                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                            7400 Excelsior Boulevard
                          Minneapolis, Minnesota 55426
                              --------------------


                                 PROXY STATEMENT
                              --------------------


                             SOLICITATION OF PROXIES

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Appliance Recycling Centers of America, Inc. (the "Company") for use at the Annual Meeting of Shareholders on April 24, 1997, and any adjournment thereof. The approximate date on which this proxy statement and form of proxy will first be sent or given to shareholders is March 24, 1997.

         The expense of the solicitation of proxies for this Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

                         VOTING AND REVOCATION OF PROXY

         Only holders of record of the Company's Common Stock at the close of business on March 14, 1997, the record date for the Annual Meeting, are entitled to notice of and to vote at the meeting. On March 14, 1997, there were approximately 1,136,730 shares of Common Stock outstanding, after giving effect to the Company's 1-for-4 reverse stock split effective February 21, 1997 (the "Reverse Split"). Each share of Common Stock entitles the holder to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

         Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted (i) for the election of the nominees for director named in this proxy statement, (ii) in favor of the Amendment to the Articles of Incorporation increasing the authorized number of shares of Common Stock, (iii) in favor of the ratification and approval of the Company's 1997 Stock Option Plan, and (iv) in favor of ratifying the appointment of McGladrey & Pullen, LLP as independent auditors for fiscal year 1997. While the Board of Directors knows of no other matters to be presented at the Annual Meeting, if any other matter properly comes before the meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

         Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time before it is voted. Proxies may be revoked by (i) giving written notice of such revocation to the Secretary of the Company,
(ii) giving another written proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election appointed for the meeting and will determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Board of Directors of the Company at present consists of four directors. The bylaws of the Company provide that the number of directors shall be determined by the Board of Directors. Shareholders will be asked at the Annual Meeting to elect four directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected. Unless authority is withheld, all proxies received in response to this solicitation will be voted for the election of the nominees named below. Each of the nominees named below is now a director of the Company, all have been elected by the shareholders and each has served continuously as a director of the Company since the year indicated. All nominees have indicated a willingness to serve if elected. If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein. Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting.

                                                                                    DIRECTOR
                 NAME           POSITION WITH THE COMPANY                  AGE       SINCE
         ------------------     -------------------------                  ---       -----

         Edward R. Cameron      Chairman of the Board, Director,            56        1976
                                President and Chief Executive Officer

         George B. Bonniwell    Director                                    57        1993

         Duane S. Carlson       Director                                    61        1990

         Harry W. Spell         Director                                    73        1991

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

                        INFORMATION CONCERNING DIRECTORS,
                         NOMINEES AND EXECUTIVE OFFICERS

DIRECTORS AND NOMINEES

         The following discussion sets forth certain information for at least the last five years with respect to the directors and nominees of the Company. The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

         EDWARD R. CAMERON is the founder and has been the President of the Company since its inception in 1976. He has been a director and Chairman of the Board of the Company since 1989 and prior to 1989 was a director of a predecessor of the Company. Prior to founding the Company, Mr. Cameron served as a district product manager and an account manager for Burroughs Corporation (a predecessor of Unisys Corporation) and served in executive positions for several small businesses. Mr. Cameron has a bachelor of science degree in business administration from Montana State University.

         GEORGE B. BONNIWELL has been a director of the Company since 1993. From 1969 to 1993 when he retired, Mr. Bonniwell was employed by Craig-Hallum, Inc., a regional investment banking and brokerage firm, most recently as senior vice president/director of corporate finance. He was president and chief executive officer of Craig-Hallum, Inc. from 1976 to 1985.


         DUANE S. CARLSON has been a director of the Company since 1990. Mr. Carlson was a self-employed business consultant from 1988 to 1991. From 1991 to 1996, Mr. Carlson was vice president and chief financial officer of NetStar, Inc., a company engaged in the development, manufacturing and marketing of high-speed computer communications equipment, and currently serves as executive vice president. He was a founder of NetStar, Inc. and is a member of its board of directors. NetStar, Inc. became a wholly-owned subsidiary of Ascend Communications, Inc. on August 15, 1996 and is now operated as the High Performance Networking Division of Ascend. He was a founder of Lee Data Corporation and from 1979 to 1988 was employed by Lee Data Corporation in various capacities, most recently as chief financial officer and executive vice president, and was also a member of the board of directors.

         HARRY W. SPELL has been a director of the Company since 1991. Mr. Spell has been retired since 1988. From 1949 to 1988, he was employed in various capacities by Northern States Power Company, most recently as senior vice president-finance and chief financial officer. Mr. Spell serves as chairman of the board of directors and a member of the compensation committee for both Eagle Pacific Industries, Inc. and Peerless Industrial Group, Inc. and is a director of Discus Acquisition, Inc.


ACTIONS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The property, affairs and business of the Company are managed by or under the direction of the Board of Directors. In 1996, the Board of Directors met six times. The Board of Directors has two standing committees, the Compensation and Benefits Committee and the Audit Committee. During 1996, each of these committees met once. All of the directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which the director served.

         AUDIT COMMITTEE. The Audit Committee of the Board of Directors is responsible for relations with the Company's independent auditors, for review of internal auditing functions and controls and for review of financial reporting policies to assure full disclosure of financial conditions. The Company's three nonemployee directors, George B. Bonniwell, Duane S. Carlson and Harry W.
Spell, serve on the Audit Committee.

         COMPENSATION AND BENEFITS COMMITTEE. The Compensation and Benefits Committee of the Board of Directors is responsible for review and approval of officer salaries and other compensation and benefit programs and determination of officer bonuses. The Compensation and Benefits Committee also administers and makes grants under the Company's 1989 Stock Option Plan and the Company's 1997 Stock Option Plan. The Company's three nonemployee directors, George B. Bonniwell, Duane S. Carlson and Harry W. Spell, serve on the Compensation and Benefits Committee.

         The Board of Directors does not have a nominating committee.

COMPENSATION OF DIRECTORS

         The Company has four directors at present, one of whom (Mr. Cameron) is an executive officer of the Company and does not receive any additional compensation for serving as a director of the Company. Nonemployee directors of the Company receive an annual fee of $5,000 for their service as directors.

         Pursuant to the November 1992 amendments to the Company's 1989 Stock Option Plan, all nonemployee directors then holding office were automatically granted nonqualified stock options to purchase 15,000 shares (3,750 shares after giving effect to the Reverse Split) at an exercise price equal to the fair market value of the Common Stock at the date of grant, subject to adjustment to appropriately reflect the Reverse Split. Each nonemployee director subsequently elected to the Board of Directors is automatically granted a similar option on the date of his or her election. The 1989 Stock Option Plan provides that every third year after the initial grant, each nonemployee director will automatically be granted an additional option to purchase 3,750 shares (after giving effect to the Reverse Split) upon reelection to the Board of Directors by the shareholders. Each outstanding option on the date of the Reverse Split was adjusted accordingly. Each such option vests in monthly installments over a 36-month period and is exercisable for a period of five years from the date of grant.

         If the 1997 Stock Option Plan is approved by the shareholders, no additional grants under the 1989 Stock Option Plan will be made to nonemployee directors. See the description of the 1997 Stock Option Plan under PROPOSAL THREE.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following discussion sets forth certain information for at least the last five years with respect to current executive officers of the Company who are not directors.

                                                                        OFFICER
                    NAME           POSITION WITH THE COMPANY     AGE     SINCE
         ----------------------    -------------------------     ---     -----

         Glynnis A. Jones          Vice President of              43     1989
                                   Corporate Planning

         Kent S. McCoy             Vice President of Finance      39     1991
                                   and Treasurer

         Alexander N. Morrison     Vice President of Technical    45     1992
                                   Services


         GLYNNIS A. JONES has been Vice President of Corporate Planning for the Company since 1989. From 1988 to the time she joined the Company, Ms. Jones was a partner in The Point Environmental Consulting, Inc. From 1985 to 1988, Ms. Jones was employed by the Metropolitan Council of the Twin Cities Area as grant program administrator for the landfill abatement program.

         KENT S. MCCOY has been Vice President of Finance for the Company since 1995, Vice President since 1991 and Treasurer since November 1992. Prior to joining the Company, Mr. McCoy was employed by Apertus Technologies, Inc. (formerly known as Lee Data Corporation), a manufacturer of computer equipment, from 1982 to 1991 at various positions of increasing responsibility including accounting manager, division controller, director of internal audit and director of financial analysis. Mr. McCoy became director of purchasing for Apertus Technologies, Inc., in January 1990. Mr. McCoy is a certified public accountant.

         ALEXANDER N. MORRISON has been Vice President of Technical Services for the Company since January 1992. From 1989 to 1991, Mr. Morrison was vice president of engineering for Softrol Systems, Inc., a manufacturer of computerized controls for commercial laundry equipment. From 1979 to 1989, Mr. Morrison was employed by Georgia Tech Research Institute as a research engineer.


                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE

         The Compensation and Benefits Committee of the Board of Directors (the "Committee") is composed entirely of nonemployee directors. The Committee is responsible for review and approval of officer salaries and other compensation and benefit programs and determination of officer bonuses. The Committee also administers and makes grants under the Company's 1989 Stock Option Plan and the Company's 1997 Stock Option Plan.

         Annual compensation for the Company's executive officers, other than the President, is recommended by the President and approved by the Committee. The individual salary recommendations may vary based on the President's perception of the value of that position at the Company, the executive's individual performance and the President's views as to comparative compensation for like positions at other companies. The annual compensation for the President is recommended by the Compensation and Benefits Committee and approved by the Board of Directors.

        The Company believes that compensation of the Company's key executives should be sufficient to attract and retain highly-qualified personnel, and should also provide meaningful incentives for superior performance. The Company seeks to reward achievement of long-term and short-term performance goals including the development of new customers, increasing sales volume, meeting or exceeding financial targets and other factors.

         Compensation of the Company's executives generally consists of a base salary, a cash bonus and long-term incentive compensation in the form of stock options. The Company does not utilize a formulaic approach to executive base compensation. In principle, the Company's executive compensation approach is to place each officer's salary compensation, excluding bonus, in the mid range of executive compensation levels for companies of a similar size. The Company currently provides no retirement benefits to its executive officers except for the 401(k) Plan.

         The amount of any bonus awarded under the Company's bonus plan for all officers is based on the successful and timely achievement of Company goals, including financial performance and positioning for future results.

         The salary of one executive officer was increased for 1996 by 5.5%. One officer received a bonus of $5,000 for 1996. Mr. Cameron received no salary increases or bonuses in 1996.

         Stock options are awarded to provide incentives to the officers to promote improved long-term performance of the Company. Option grants for all officers other than the President are recommended by the President. Options were granted in 1996 to executive officers (after giving effect to the Reverse Split) to purchase 5,000 shares of Common Stock at an exercise price of $10.50 per share.

         The compensation for Edward R. Cameron, the Company's President and Chief Executive Officer, is determined by using a process and philosophy similar to that used for all other officers. The Committee considers its members' views as to comparative compensation for like positions at other companies together with its own assessment of Mr. Cameron's performance and contributions to the Company, recommending a salary, bonus and stock options for the Board of Directors' approval. There is no specific formulaic tie between the Company's goals and performance and the Committee's recommendation; instead, the Committee's judgment and discretion is used in its recommendations to the Board of Directors.

         The Committee has reviewed the provisions of Internal Revenue Code
Section 162(m) relating to the deductibility of annual executive compensation in excess of $1,000,000. The Committee currently does not have a policy with respect to Section 162(m) because it is unlikely that such limit will apply to compensation paid by the Company to any of the Company's executive officers in the near future.

March 7, 1997
                                   The Compensation and Benefits Committee
                                   George B. Bonniwell
                                   Duane S. Carlson
                                   Harry W. Spell


PERFORMANCE GRAPH


         The following graph compares cumulative total shareholder returns on the Company's Common Stock over the last five fiscal years with the Nasdaq Stock Market (U.S. Companies) Index and the Dow Jones Index for Industrial & Commercial Services - Pollution Control and Waste Management Companies, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends. The following graph does not give effect to the Company's Reverse Split, effective February 21, 1997.


                                                 ARCA INC.
                                             PROXY MARCH 1997
                                             PERFORMANCE GRAPH

                                             Fiscal Year Ending

                                                     1991      1992       1993      1994       1995      1996
                                                     ----      ----       ----      ----       ----      ----
Appliance Recycling Centers of America, Inc.        100.00    173.53     161.76     47.41      54.41      7.35

NASDAQ Stock Market (U.S. Companies)                100.00    116.38     133.60    130.59     184.67    227.16

Industrial & Commercial Services --                 100.00     95.35      70.56     72.80      81.76     87.51

Pollution Control and Waste Management Companies




         The Company's Common Stock is currently traded on the Nasdaq SmallCap Market under the symbol ARCID. The Common Stock was traded on the Nasdaq National Market System from January 8, 1993 to February 25, 1997. Prior to that time, the Common Stock was traded on the Nasdaq SmallCap Market from November 7, 1991 until January 7, 1993, and prior to November 7, 1991, on the local over-the-counter market.

         Effective at the close of business on February 21, 1997, the Company adopted a 1-for-4 reverse stock split. The last sales price on March 17, 1997 was $2.50.



SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and noncash compensation for each of the last three fiscal years earned by the Chief Executive Officer. No other executive officer of the Company received salary and bonus in 1996 in excess of $100,000.

                                          SUMMARY COMPENSATION TABLE


                                                                                LONG-TERM
                                                                               COMPENSATION
                                                  ANNUAL COMPENSATION           AWARDS (1)
                                            -------------------------------   --------------
                                                                                SECURITIES       ALL OTHER
                                                                                UNDERLYING     COMPENSATION
        NAME AND PRINCIPAL POSITION         YEAR    SALARY ($)    BONUS ($)   OPTIONS (#)(2)      ($)(3)
  --------------------------------------    ----    ----------   ----------   --------------   ------------
  Edward R. Cameron                         1996     $150,032       ---            ---             $650
   Chairman of the Board, President         1995      150,032       ---            ---              289
   and Chief Executive Officer              1994      164,459       ---            ---              305



(1) The Company has no Long-Term Incentive Plan as defined by Item 402(a)(7)(iii) of SEC Regulation S-K.
(2) No stock options were granted in 1996, 1995 or 1994 to the executive officer listed.
(3) All Other Compensation reported represents Company contributions to the 401(k) Plan of the Company.

STOCK OPTIONS


         The following table provides certain information with respect to stock options exercised under the Company's Stock Option Plan in fiscal 1996 by the named executive officers and the value of such officers' unexercised options at December 31, 1996. All numbers on the chart below have been adjusted for the Company's Reverse Split effective February 21, 1997.



                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                            Number of
                                                       Securities Underlying           Value of Unexercised
                                                        Unexercised Options            In-the-Money Options
                         Shares                             At FY-End(#)                  At FY-End($)(1)
                        Acquired        Value       ----------------------------    ----------------------------
         Name        on Exercise(#)  Realized($)    Exercisable    Unexercisable    Exercisable    Unexercisable
         ----        --------------  -----------    -----------    -------------    -----------    -------------
Edward R. Cameron          ---           ---            ---             ---             ---            ---


-----------------
(1) Market value of the Company's Common Stock at fiscal year-end minus the exercise price.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth as of March 14, 1997 (unless a different date is specified) the number of shares of Common Stock beneficially owned by each person who is the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, by each current executive officer of the Company named in the Summary Compensation Table herein, by each director and by all current executive officers and directors as a group. All numbers below reflect the Company's Reverse Split effective on February 21, 1997.

                                        POSITION              NUMBER OF SHARES           PERCENT OF
BENEFICIAL OWNER                      WITH COMPANY          BENEFICIALLY OWNED(1)      OUTSTANDING(2)
----------------                      ------------          ---------------------      --------------
Edward R. Cameron                Chairman of the Board,          302,689                    26.6%
  7400 Excelsior Boulevard       President and Chief
  Minneapolis, MN 55426          Executive Officer

George B. Bonniwell              Director                          7,775 (3)(4)               *

Duane S. Carlson                 Director                          9,167 (4)                  *

Harry W. Spell                   Director                          8,542 (4)                  *

All executive officers                                           357,907 (3)(4)             30.7%
  and directors as a
  group (7 persons)

Perkins Capital Mgmt., Inc.                                       91,863 (5)                 8.1%

The Perkins Opportunity Fund                                      87,500 (5)                 7.7%
  730 East Lake Street
  Wayzata, MN 55391

First Bank System, Inc.                                           68,950 (6)                 6.1%
  601 2nd Ave. South
  Minneapolis, MN 55402

-----------------------
* Represents less than 1%


(1) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.
(2) Applicable percentage of ownership is based on approximately 1,136,730 shares of Common Stock outstanding as of March 14, 1997, together with applicable options for such shareholder.
(3)  Includes 8 shares beneficially owned by a child of Mr. Bonniwell.
(4) Includes shares which could be purchased within 60 days upon the exercise of existing stock options, as follows: Mr. Bonniwell, 4,792 shares; Mr. Carlson, 4,792 shares; Mr. Spell, 4,792 shares; and all directors and current executive officers as a group, 27,501 shares.
(5) According to a Schedule 13G dated February 4, 1997, Perkins Capital Management, Inc. ("Perkins Capital") beneficially owned 91,863 shares of Common Stock as a result of serving as investment advisor to various clients, and The Perkins Opportunity Fund ("Perkins Opportunity") beneficially owned 87,500 (of which Perkins Capital disclaims beneficial interest). Perkins Capital has sole dispositive power as to all 179,363 shares and sole voting power as to 94,875 shares.
(6) According to a Schedule 13G dated February 13, 1997, First Bank System, Inc. beneficially owned 68,950 shares of Common Stock as a result of being a parent holding company in connection with its subsidiaries, First Trust National Association and First Bank National Association, and has sole voting and dispositive powers as to such shares.



                          COMPLIANCE WITH SECTION 16(a)

         The Company's directors, its executive officers and any persons holding more than 10% of outstanding Common Stock are required to file reports concerning their initial ownership of Common Stock and any subsequent changes in that ownership. The Company believes that the filing requirements for the last fiscal year were satisfied. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10% of Common Stock and copies of the reports that they have filed with the Securities and Exchange Commission.


                                  PROPOSAL TWO
           APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION



         In February 1997, the Board of Directors of the Company in connection with the Reverse Split adopted an amendment to the Company's Articles of Incorporation decreasing the authorized shares of Common Stock from 20,000,000 to 5,000,000, of which approximately 1,136,730 are currently outstanding.


         The Board of Directors has adopted, subject to approval by the stockholders of the Company, an amendment to the Articles (the "Amendment") to increase the aggregate number of authorized shares from 5,000,000 to 10,000,000 shares of Common Stock. No other provisions of the Articles are affected by the Amendment.

         The Board of Directors believes that the increase in the number of authorized shares is in the best interests of the Company.

VOTE REQUIRED

         The affirmative vote of not less than a majority of the Common Stock represented either in person or by proxy and entitled to vote at the Annual Meeting will be required to approve the Amendment to the Articles.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE ARTICLES.


                                 PROPOSAL THREE
             RATIFICATION AND APPROVAL OF THE 1997 STOCK OPTION PLAN

BACKGROUND


         In November 1992, the Board of Directors and shareholders of the Company adopted a Restatement of the 1989 Stock Option Plan (the "1989 Plan") to provide for the granting of stock options and other incentive awards to key employees and directors of the Company. The Company originally reserved 600,000 shares of its Common Stock for issuance under the 1989 Plan.

         Pursuant to the Company's Reverse Split, such number of authorized shares was decreased to 150,000, of which fewer than 3,000 remain available for grant under the 1989 Plan.

         As of December 31, 1996 (after giving effect to the Reverse Split), stock options for the purchase of 147,169 shares of Common Stock have been granted, 66,981 have been exercised, and 80,188 are outstanding to 15 employees and to the executive officers and directors of the Company, as set forth on the table entitled "Beneficial Ownership of Common Stock" herein. The exercise price of each such option was set at the market value of the Common Stock at the time of issuance and has been adjusted to reflect the Reverse Split.

         As of March 7, 1997, the Board of Directors adopted, subject to approval by the shareholders of the Company, the Appliance Recycling Centers of America, Inc. 1997 Stock Option Plan (the "1997 Plan"), a copy of which is attached hereto as Exhibit A, and has reserved for issuance pursuant to the terms of the 1997 Plan 100,000 shares of Common Stock.

         The 1997 Plan provides for the grant of incentive stock options and nonqualified stock options to Eligible Persons (which include any full-time employees of the Company or any Subsidiary, as well as all directors of the Company).


         The 1997 Plan, and any grants thereunder made after March 7, 1997 and prior to approval by the shareholders, are contingent upon such approval and will be null and void if not so approved.


         The 1997 Plan is administered by the Company's Board of Directors or the Compensation and Benefits Committee of the Board of Directors (the "Committee"). Each nonemployee director will receive an annual automatic, nondiscretionary award, beginning in 1999, of options to purchase 2,000 shares of Common Stock pursuant to the 1997 Plan. Each option becomes exercisable six months after the date of grant, provides for the forfeiture of any nonexercisable portion if an optionee ceases to be a director for certain reasons, provides that the exercisable portion may be exercised for a period of 10 years from the date of grant, and expires on the tenth anniversary of the date of grant. The exercise price of an option shall be equal to the fair market value of the Common Stock on the date the option is granted.

         Employees of the Company are eligible to receive awards of options to purchase Common Stock pursuant to the 1997 Plan. The Board of Directors or the Committee has the discretion to select eligible employees to whom awards will be granted and establish the type, price, amount, size and terms of awards, subject in all cases to the provisions of the 1997 Plan and the applicable provisions of the Internal Revenue Code.

         The exercise price of an incentive stock option cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted, except that if the optionee owns 10% or more of the voting rights of all of the Company's stock ("10% Holder"), the exercise price of an incentive stock option cannot be less than 110% of the fair market value of the Common Stock on the date the option is granted.


         Options granted to employees cannot be exercised prior to a set period after their date of grant, which cannot be less than one year during which time the optionee must remain employed by the Company. Each option specifies the expiration date, which may not exceed 10 years from the date the option is granted; provided, however, that if the optionee is a 10% Holder, the exercise period with respect to incentive stock options may not exceed five years.


         Unless otherwise specifically provided in an optionee's agreement, options cannot be exercised prior to the first anniversary of the date of grant and provide for the forfeiture of any nonexercisable portion if an optionee ceases to be an employee of the Company for any reason and that the exercisable portion may be exercised for a period of three months after termination (or one year in the case of death, disability or normal retirement).

         The Board of Directors believes that in order to continue to provide appropriate incentives to directors and key employees, it is in the best interests of the Company to ratify and approve the 1997 Plan.


         Upon approval of the 1997 Plan, the Company intends to register the shares of Common Stock subject to the 1997 Plan on Form S-8 with the Securities and Exchange Commission.

VOTE REQUIRED

         The affirmative vote of not less than a majority of the Common Stock represented either in person or by proxy and entitled to vote at the Annual Meeting will be required to ratify and approve the 1997 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE 1997 PLAN.


                                  PROPOSAL FOUR
                         RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors has selected the firm of McGladrey & Pullen, LLP as independent auditors to audit the books, records and accounts of the Company for the fiscal year ending December 27, 1997. If the shareholders do not ratify the appointment of McGladrey & Pullen, LLP or for other appropriate reasons, the appointment will be reconsidered by the Board of Directors. A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions by shareholders.

         All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of the independent auditors, unless other instructions are indicated thereon. Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and voting on the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS.


                            PROPOSALS OF SHAREHOLDERS

         Any shareholder wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials for the 1998 Annual Meeting of Shareholders must set forth such proposal in writing and file it with the Secretary of the Company no later than December 31, 1997.

                                 OTHER BUSINESS

         At the date of this proxy statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote proxies received in response to this solicitation in accordance with their best judgment on such matters.

                             FINANCIAL INFORMATION;
                           ANNUAL REPORT ON FORM 10-K


         The Company's 1996 Annual Report to Shareholders, including but not limited to the consolidated balance sheets as of December 28, 1996 and December 30, 1995 and the related consolidated statements of operations, shareholders' equity and cash flows for the three years ended December 28, 1996, accompanies these materials. A copy of the 1996 Annual Report to Shareholders may be obtained without charge upon request. In addition, the Company will provide without charge to any shareholder solicited hereby, upon written request of such shareholder, a copy of its 1996 Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests should be directed to the Vice President of Finance and Treasurer, Appliance Recycling Centers of America, Inc., 7400 Excelsior Boulevard, Minneapolis, MN 55426.


                                        By Order of the Board of Directors


                                        Denis E. Grande, Secretary
March 24, 1997




                                                                       Exhibit A

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                             1997 STOCK OPTION PLAN



         1. PURPOSE. The purpose of this Plan is to provide a means whereby APPLIANCE RECYCLING CENTERS OF AMERICA, INC. (the "Company"), a Minnesota corporation, may, through the grant of incentive stock options and nonqualified stock options to Eligible Persons, as defined below, attract and retain persons of ability as employees, officers and directors and motivate such persons to exert their best efforts on behalf of the Company and any Subsidiary. As used herein the term "Subsidiary" shall mean any corporation which at the time an option is granted under this Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or any similar provision hereafter enacted, except that such term shall not include any corporation which is classified as a foreign corporation pursuant to Section 7701 of the Code. The term "incentive stock options" means options to purchase shares of Common Stock, without par value, of the Company ("Stock") which at the time such options are granted under this Plan qualify as incentive stock options within the meaning of Section 422 of the Code. The term "nonqualified stock options" means options to purchase Stock which at the time such options are granted under this Plan do not qualify as incentive stock options. With respect to incentive stock options, the term "Eligible Persons" includes "Employees," i.e., any full-time employees (including officers and directors who are also employees) of the Company or of any Subsidiary. With respect to nonqualified stock options, "Eligible Persons" also includes "Independent" Directors of the Company (i.e., directors who are not full-time employees of the Company or of any Subsidiary) as provided in Sections 6 and 7. The term "Board" means the Board of Directors of the Company. The term "Optionee" means an individual granted an option pursuant to the terms of the Plan. The term "Plan" means the 1997 Stock Option Plan as set forth herein, which may be amended from time to time.


         2. SHARES SUBJECT TO THE PLAN. Options may be granted by the Company from time to time to Eligible Persons to purchase an aggregate of 100,000 shares of Stock, and such amount of shares shall be reserved for options granted under the Plan (subject to adjustment as provided in Section 8(c)). The shares issued upon exercise of options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury. If any option granted under the Plan shall terminate, expire or, with the consent of the Optionee, be canceled as to any shares, new options may hereafter be granted covering such shares.

         3. ADMINISTRATION OF THE PLAN. The Plan may be administered by the Company's Board of Directors or a Compensation and Benefits Committee (the "Committee") consisting of two or more persons appointed by the Board and serving at the Board's pleasure. Members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Exchange Act") or any successor rule or regulation. Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board.


         Sections 6 and 7 of the Plan shall be administered by the Board of Directors, whose construction and interpretation of the terms and provisions of Sections 6 and 7 shall be final and conclusive. The amount of Stock subject to options granted to Independent Directors under Sections 6 and 7, the timing of the grants of such options, the eligibility for such options, and the terms and conditions of such options shall be automatic and nondiscretionary in accordance with the terms of Sections 6 and 7. With respect to the remainder of the Plan, the Board or the Committee may interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, or for the continued qualification of any incentive stock options granted thereunder and make such other determinations and take such other action as it deems necessary or advisable, except as otherwise expressly reserved to the Board in the Plan. Any interpretation, determination or other action made or taken by the Board or the Committee shall be final, binding and conclusive. If no Committee is appointed, the Board shall administer the Plan.


         4. GRANT OF EMPLOYEE OPTIONS. Subject to the provisions of the Plan, the Board or the Committee shall (a) determine and designate from time to time those Employees to whom options are to be granted and the number of shares of Stock to be optioned to each Employee; (b) authorize the granting of incentive stock options or nonqualified stock options or combination thereof; (c) determine the number of shares subject to each option; and (d) determine the time or times when and the manner in which each option shall be exercisable and the duration of the exercise period; provided, however, that (i) no option shall be granted after the expiration of ten years from the effective date of the Plan specified in Section 14, below and (ii) the aggregate fair market value (determined as of the date the option is granted) of the Stock for which incentive stock options will first become exercisable by an Employee in any calendar year under all incentive stock option plans of the Company and its Subsidiaries shall not exceed $100,000.

         5. TERMS AND CONDITIONS OF EMPLOYEE OPTIONS. Each option granted under
Section 4 of the Plan shall be evidenced by an agreement, in a form approved by the Board or the Committee. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions as the Board or the Committee may deem appropriate:


                  (a) OPTION PERIOD. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. The Board or the Committee may extend such period provided that, in the case of an incentive stock option, such extension shall not in any way disqualify the option as an incentive stock option. In no case shall such period, including any such extensions, exceed ten years from the date of grant, provided, however, that, in the case of an incentive stock option granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (a "10% Holder"), such period, including extensions, shall not exceed five years from the date of grant.

                  (b) OPTION PRICE. The option price per share shall be determined by the Board or the Committee at the time any option is granted, and (i) in the case of an incentive stock option shall not be less than the fair market value, or (ii) in the case of an incentive stock option granted to a 10% Holder, shall not be less than 110 percent of the fair market value, of one share of Stock on the date the option is granted, as determined by the Board or the Committee.


                  (c) EXERCISE OF OPTION. Each option agreement shall specify the time or times when the option shall become exercisable and the duration of the exercise period, and may provide for vesting provisions and/or exercisability in installments. In the case of an option granted to a full-time Employee of the Company or of any Subsidiary, no part of the option may be exercised until the Optionee shall have remained in the employ of the Company or of a Subsidiary for such period, which shall be no less than one year, after the date on which the option is granted as the Committee may specify in the option agreement.


                  (d) PAYMENT OF PURCHASE PRICE UPON EXERCISE. The purchase price for each stock option shall be paid to the Company in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); by delivering to the Company shares of Stock having a fair market value on the date of exercise of the stock option equal to the purchase price for the shares being purchased (except that the portion of the purchase price representing a fraction of a share, if any, shall in any event be paid in cash); or by delivering instructions to the Company to withhold from the shares that would otherwise be issued upon exercise of the stock option that number of shares having a fair market value equal to the purchase price; or by any combination of the above, as the Committee, in its sole discretion, shall determine. Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. As of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the purchase price with shares shall not increase the number of shares of Stock which may be issued under the Plan.


                  (e) EXERCISE IN THE EVENT OF DEATH OR TERMINATION OF EMPLOYMENT. In the case of an option granted to a full-time Employee of the Company or of any Subsidiary:

                           (1) If the Optionee shall die while an employee of
                  the Company or a Subsidiary, the Optionee's options may be exercised, to the extent that the Optionee shall have been entitled to do so on the date of death, by the person or persons to whom the Optionee's right under the option pass by will or applicable law, or if no such person has such right, by the executors or administrators of the Optionee, at any time, or from time to time, but not later than the expiration date specified in paragraph (a) of this Section 5 or one year after the Optionee's death, whichever date is earlier; and

                           (2) If the Optionee's employment by the Company or a
                  Subsidiary shall terminate because of disability, or voluntary or involuntary separation, the Optionee may exercise the options, to the extent that he or she shall have been entitled to do so at the date of the termination of employment, at any time, or from time to time, but not later than the expiration date specified in paragraph (a) of this Section 5 or three months after termination of employment, whichever date is earlier;

         provided, however, the Committee may, in its sole discretion, further limit the time periods set forth herein during which an option may be exercised, and any such limitations shall be specified in the option agreement.


         6. GRANT OF INDEPENDENT DIRECTOR OPTIONS. On the date of each annual meeting of shareholders of the Company, beginning with the annual meeting to be held in 1999, each Independent Director shall automatically be granted options to purchase 2,000 shares of Stock upon the reelection of such Independent Director to the Board by the shareholders of the Company. In addition, each Independent Director elected to his or her first term on the Board after the annual meeting of shareholders to be held in 1997 shall, on the date of such election, automatically be granted an option to purchase 2,000 shares of Stock and shall be granted an additional option to purchase 2,000 shares of Stock upon reelection to the Board by the shareholders at the annual meeting of shareholders to be held in 1998.


         7. TERMS AND CONDITIONS OF INDEPENDENT DIRECTOR OPTIONS. Each option granted under Section 6 of this Plan to an Independent Director shall be evidenced by an agreement, in a form approved by the Board. Such agreement shall be subject to the following express terms and conditions:

                  (a) TERM. Each option granted under Section 6 to an Independent Director shall have a term of ten years.


                  (b) EXERCISE PRICE. The exercise price of options granted under Section 6 shall be 100% of the fair market value of one share of Stock on the date of grant.


                  (c) VESTING AND TERMINATION OF OPTIONS. Subject to Section 8(g), options granted under Section 6 shall become exercisable six months after the date of grant. If an Independent Director ceases to be a member of the Board by reason of death or total disability and has served as a director continuously since the date of the grant, the option will become immediately exercisable in full, and shall remain exercisable, by the Optionee or the person or persons to whom the Independent Director's right under the option shall pass by will or applicable law, or if no such person has such right, by the executors or administrators of the Independent Director, for the remaining term of the option. If the Independent Director ceases to be a member of the Board for any other reason, the option will remain exercisable, to the extent that it was exercisable on the date such Independent Director ceased to be a member of the Board, for the remaining term of the option, but no further vesting of the option shall occur.

                  (d) MISCELLANEOUS. Except as provided in this Plan, no Independent Director shall have any claim or right to be granted an option under this Plan. Neither the Plan nor any action hereunder shall be construed as giving any director any right to be retained in the service of the Company.

         8. TERMS AND CONDITIONS OF OPTIONS IN GENERAL.

                  (a) NONTRANSFERABILITY. No option granted under the Plan shall be transferable other than by will or by the law of descent and distribution. During the lifetime of the Optionee, an option shall be exercisable only by the Optionee.

                  (b) INVESTMENT REPRESENTATION. Each option agreement may provide that, upon demand by the Committee for such a representation, the Optionee (or any other person acting under Section 5(e) or Section 7(c)) shall deliver to the Committee at the time of any exercise of an option or portion thereof a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the Optionee or such other person to purchase any shares.


                  (c) ADJUSTMENTS IN EVENT OF CHANGE IN STOCK. In the event of any change in the Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Stock at a price substantially below fair market value, or of any similar change affecting the Stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.


                  (d) INCENTIVE STOCK OPTIONS. Each option agreement which provides for the grant of an incentive stock option to a participant shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as an incentive stock option within the meaning of Section 422 of the Code.

                  (e) NO RIGHTS AS SHAREHOLDER. No Optionee shall have any rights as a shareholder with respect to any shares subject to his option prior to the date of issuance to him of a certificate or certificates for such shares.

                  (f) NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any option granted under the Plan shall not confer upon any Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall they interfere in any way with the right of the Company or any Subsidiary by which an Optionee is employed to terminate his employment at any time.

                  (g) COMPLIANCE WITH SECTION 16(b). In the case of Optionees who are subject to Section 16 of the Exchange Act, the Company intends that the Plan and any award granted under the Plan satisfy the applicable requirements of Section 16 and any regulations promulgated thereunder, including Rule 16b-3. If a provision of the Plan or any award would otherwise conflict with such intent, that provision, to the extent possible, shall be interpreted so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applied to Optionees who are subject to Section 16 of the Exchange Act.

         9. WITHHOLDING TAXES. The Company and its Subsidiaries shall have the right to require the payment (through withholding or otherwise) of any federal, state or local taxes required by law to be withheld with respect to the issuance of shares upon the exercise of an option.


         10. CONTINGENT AWARDS. Any option granted under the Plan prior to the date on which the Plan is approved by the Company's shareholders shall be contingent upon such approval. If shareholder approval is not received within 12 months after the date on which this Plan is adopted by the Board, such award shall be void and of no force or effect.

         11. SHAREHOLDER APPROVAL. The approval of the Plan or any amendment by the Company's shareholders must comply with all applicable provisions of the Company's charter, bylaws, and applicable state law prescribing the method and degree of shareholder approval required for granting awards of the type provided under the Plan. Absent any such prescribed method and degree of shareholder approval, the Plan or such amendment must be approved by a simple majority vote of shareholders voting, either in person or by proxy, at a duly held shareholders' meeting.

         12. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.


         13. AMENDMENT AND DISCONTINUANCE. The Plan shall expire on March 6, 2007, unless earlier terminated as provided herein, and no options shall be granted under the Plan after it expires or is terminated. Options outstanding at the expiration or termination of the Plan shall continue to be exercisable in accordance with their respective terms and conditions. The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided, however, that subject to the provisions of Section 8(c), no action of the Board of Directors or of the Committee may, without shareholder approval,
(i) increase the number of shares reserved for options pursuant to Section 2 or
(ii) permit a change in the classification of Employees eligible to participate in the Plan; and further provided, that no amendment to the Plan shall be effective without approval of the shareholders, if shareholder approval is required pursuant to Rule 16b-3 under the Exchange Act (or any successor rule or regulations) or the applicable rules of any securities exchange or the NASD. Without the written consent of an Optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him under the Plan.

         14. EFFECTIVE DATE OF THE PLAN. The effective date of this Plan shall be March 7, 1997, subject to shareholder approval on or before March 7, 1998.





                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                       For Annual Meeting of Shareholders
                                 April 24, 1997

         The undersigned, revoking all prior proxies, hereby appoints Edward R. Cameron and Denis E. Grande, or either of them, as Proxy or Proxies, with full power of substitution and revocation, to vote all shares of stock of Appliance Recycling Centers of America, Inc. standing of record in the name of the undersigned at the close of business on March 14, 1997 at the Annual Meeting of Shareholders to be held on April 24, 1997, or at any adjournment thereof, upon the following matters:


1.   Election of the following nominees as directors: Edward R. Cameron, George
     B. Bonniwell, Duane S. Carlson, Harry W. Spell.

      (FOR ALL       (WITHHELD FOR     FOR ALL NOMINEES EXCEPT THE FOLLOWING:
      NOMINEES)      ALL NOMINEES)     (Mark no box and write the name(s) of the
                                       nominee(s) withheld in the space provided
                                       below.)
         [ ]              [ ]

--------------------------------------------------------------------------------


2. Approval of Amendment to Articles of Incorporation to increase the authorized number of shares of Common Stock.


         FOR            AGAINST           ABSTAIN
         [ ]              [ ]               [ ]

3.   Ratification and Approval of the Company's 1997 Stock Option Plan.

         FOR            AGAINST           ABSTAIN
         [ ]              [ ]               [ ]


4. Ratification of appointment of McGladrey & Pullen, LLP as independent auditors for fiscal year 1997.

         FOR            AGAINST           ABSTAIN
         [ ]              [ ]               [ ]

5. In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                     (Please sign and date on reverse side.)
--------------------------------------------------------------------------------

     Please mark, date, sign and mail this proxy promptly in the enclosed envelope.



     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 (All Nominees), 2, 3 and 4.


     The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.


     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Appliance Recycling Centers of America, Inc. and the proxy statement furnished therewith dated March 24, 1997.


     Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.


                                     Dated: _____________________________, 1997.


                                     ___________________________________________


                                     ___________________________________________
                                                     Signature